11:
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 18, 2004

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	0-20979 (Commission File Number)	59-0712746 (I.R.S. Employer Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky 40232
(Address of principal executive offices)

(502) 366-3452
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        (a)     On October 18, 2004, the Registrant published a press release regarding (i) the statement of its Chief Executive Officer as to third-quarter 2004 revenue and profits, and (ii) the intended dates for publication of preliminary and final third-quarter financial results.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description of Exhibits

	99.1	Press Release issued by Industrial Services of America, Inc. on October 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2004		INDUSTRIAL SERVICES OF AMERICA, INC.

By: /s/ Alan L. Schroering
Alan L. Schroering Chief Financial Officer